Supplement, dated May 15, 2006, to each of
                           the following Statements of
                             Additional Information:

     Statements of Additional Information, each dated February 1, 2006, for Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund
  Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal
          Fund, Inc., and Seligman Pennsylvania Municipal Fund Series

       Statements of Additional Information, each dated March 1, 2006, for Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

        Statements of Additional Information, each dated May 1, 2006, for Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.,
    Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series,
    Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Time Horizon/Harvester Series, Inc., and Seligman Value
                               Fund Series, Inc.

         Statement of Additional Information, dated October 3, 2005, for
                   Seligman TargetHorizon ETF Portfolios, Inc.
                           (collectively, the "Funds")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in each Fund's Statement of Additional Information. The following changes are effective June 6, 2006.

The following information supercedes and replaces the first and second paragraphs contained under the caption "Underwriters -- Other Payments" in each Fund's Statement of Additional Information:

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales.

The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.